UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 7, 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. To attend: https://www.cstproxy.com/xpdispacii/2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP. SPECIAL MEETING OF STOCKHOLDERS MARCH 8, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Patrick C. Eilers and James P. Nygaard, Jr., and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Power & Digital Infrastructure Acquisition II Corp. (“XPDB”) held of record by the undersigned at the close of business on February 8, 2024 at the Special Meeting of Stockholders of Power & Digital Infrastructure Acquisition II Corp. to be held virtually at: https://www.cstproxy.com/xpdispacii/2024 on March 8, 2024, at 8:00 a.m. Central Time (CST), or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 8, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued, and to be marked, dated and signed, on the other side)

# Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders

## The Proxy Statement and the Annual Report to Stockholders are available at: https://www.cstproxy.com/xpdispacii/2024

**PROXY CARD**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.**

Please mark your votes like this **X**

1. **The Business Combination Proposal** — To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of June 5, 2023 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Merger Agreement"), by and among XPDB, XPDB Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of XPDB ("Merger Sub"), and Montana Technologies LLC, a Delaware limited liability company ("Montana"), and the transactions contemplated thereby, pursuant to which, among other things, Merger Sub will merge with and into Montana, with Montana surviving the Merger as a wholly owned subsidiary of XPDB (the "Post-Combination Company" and such proposal, the "Business Combination Proposal"). A copy of the Merger Agreement is attached to the proxy statement/prospectus as Annex A. FOR ☐ AGAINST ☐ ABSTAIN ☐

2. **The Charter Proposal** — To consider and vote upon a proposal to adopt the Second Amended and Restated Certificate of Incorporation of the Post-Combination Company (the "Proposed Charter") in the form attached to the proxy statement/prospectus as Annex B (the "Charter Proposal"). FOR ☐ AGAINST ☐ ABSTAIN ☐

3. **The Governance Proposal** — To consider and act upon in the sub-proposals below, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Proposed Charter in accordance with United States Securities and Exchange Commission requirements (the "Governance Proposal"):

   a. **Changes to Authorized Capital Stock** — To authorize the issuance of 675,000,000 total shares, consisting of (a) 650,000,000 shares of common stock of which (i) up to 600,000,000 shares are Class A Common Stock (as defined in the proxy statement/prospectus), and (ii) 50,000,000 shares are Class B Common Stock (as defined in the proxy statement/prospectus), and (b) 25,000,000 shares of preferred stock; FOR ☐ AGAINST ☐ ABSTAIN ☐

   b. **Dual Class Stock Structure** — To provide for a dual class stock structure in which shares of Class A Common Stock will each have one vote per share and shares of Class B Common Stock, will have a number of votes per share necessary such that the Montana Equityholders (as defined in the proxy statement/prospectus) collectively would own at the Closing at least 80% of the voting power of all classes of stock of the Post-Combination Company (as defined in the proxy statement/prospectus) entitled to vote; provided, however, that the number of votes per share shall be at least one (1) vote per share; FOR ☐ AGAINST ☐ ABSTAIN ☐

   c. **Required Vote to Amend the Charter** — To require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all the then outstanding shares of voting stock of the Post-Combination Company, voting together as a single class, to amend, alter, repeal or rescind, in whole or in part, certain provisions of the Proposed Charter; FOR ☐ AGAINST ☐ ABSTAIN ☐

   d. **Required Vote to Amend the Bylaws** — To require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all the then outstanding shares of voting stock of the Post-Combination Company entitled to vote generally in an election of directors to adopt, amend, alter, repeal or rescind the Amended and Restated Bylaws (as defined in the proxy statement/prospectus); FOR ☐ AGAINST ☐ ABSTAIN ☐

   e. **Director Removal** — To provide for the removal of directors with cause only by stockholders voting at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Post-Combination Company entitled to vote at an election of directors; FOR ☐ AGAINST ☐ ABSTAIN ☐

   f. **Removal of Blank Check Company Provisions** — To eliminate various provisions applicable only to blank check companies, including business combination requirements; and FOR ☐ AGAINST ☐ ABSTAIN ☐

   g. **Change of XPDB's Name** — To change XPDB's name to "Montana Technologies Corporation." FOR ☐ AGAINST ☐ ABSTAIN ☐

4. **The Director Election Proposal** — To consider and vote upon a proposal to elect six directors to serve on the board of directors of the Post-Combination Company until the 2024 annual meeting of stockholders, in the case of Class I directors, the 2025 annual meeting of stockholders, in the case of Class II directors, and the 2026 annual meeting of stockholders, in the case of Class III directors, and, in each case, until their respective successors are duly elected and qualified (the "Director Election Proposal").

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| (1) Matthew Jore (Class I) | ☐ | ☐ | ☐ |
| (2) Stuart Porter (Class I) | ☐ | ☐ | ☐ |
| (3) Maxwell Baucus (Class II) | ☐ | ☐ | ☐ |
| (4) Paul Dabbar (Class II) | ☐ | ☐ | ☐ |
| (5) Patrick C. Eilers (Class III) | ☐ | ☐ | ☐ |
| (6) Dr. Marwa Zaatari (Class III) | ☐ | ☐ | ☐ |

5. **The Nasdaq Proposal** — To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of shares of Class A Common Stock and Class B Common Stock to Montana Equityholders (as defined in the proxy statement/prospectus) pursuant to the Merger Agreement (the "Nasdaq Proposal"). FOR ☐ AGAINST ☐ ABSTAIN ☐

6. **The Incentive Plan Proposal** — To consider and vote upon a proposal to approve and adopt the Incentive Plan (as defined in the proxy statement/prospectus), in the form attached to the proxy statement/prospectus as Annex E (the "Incentive Plan Proposal"). FOR ☐ AGAINST ☐ ABSTAIN ☐

7. **The Employee Stock Purchase Plan Proposal** — To consider and vote upon a proposal to approve and adopt the ESPP (as defined in the proxy statement/prospectus), in the form attached to the proxy statement/prospectus as Annex F (the "Employee Stock Purchase Plan Proposal"). FOR ☐ AGAINST ☐ ABSTAIN ☐

8. **The Adjournment Proposal** — To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Director Election Proposal, the Nasdaq Proposal, the Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

**Signature**____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.